UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California 94109
(Address of principal executive offices)

Registrant’s telephone number, including area code (415) 421-7900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $.01 per share	WSM	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 3, 2020, the Board of Directors of Williams-Sonoma, Inc. (the “Company”) approved an amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”), effective June 3, 2020. The Amended and Restated Bylaws amend Article 5.6 of the prior bylaws of the Company to eliminate the requirement that when there is no Chief Executive Officer of the Company (“CEO”), the Chairman of the Board shall serve as the acting CEO. The foregoing summary is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 3, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the following proposals were voted on by the Company’s stockholders:

Proposal 1: Election of Board of Directors:

Name of Director	For	Against	Abstain	Broker Non-Vote
Laura Alber	64,395,019	421,186	60,910	6,057,219
Scott Dahnke	64,216,705	588,027	72,383	6,057,219
Anne Mulcahy	62,694,856	2,099,561	82,698	6,057,219
William Ready	64,256,672	556,203	64,240	6,057,219
Sabrina Simmons	64,367,066	447,675	62,374	6,057,219
Frits van Paasschen	63,984,378	828,330	64,407	6,057,219

All director nominees were duly elected.

Proposal 2: Advisory vote to approve executive compensation:

For	Against	Abstain	Broker Non-Vote
52,525,294	12,164,890	186,931	6,057,219

Proposal 2 was approved, on a non-binding advisory basis.

Proposal 3: Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2021:

For	Against	Abstain
69,029,881	1,840,677	63,776

Proposal 3 was approved.

Item 9.01	Financial Statements and Exhibits

(d)    List of Exhibits:

3.1	Amended and Restated Bylaws of Williams-Sonoma, Inc., effective June 3, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: June 9, 2020	By:	/s/ Julie P. Whalen
Julie P. Whalen Chief Financial Officer

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